                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 30, 2002

                                  NETGURU, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-28560                 22-2356861
           --------                     -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (714) 974-2500
                                                   -----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On October 30, 2002, netGuru, Inc. announced that Stanley W. Corbett has been appointed to fill a vacancy on the company's board of directors following the resignation of Dr. John Pepin from the company's board of directors. The full text of a press release issued by netGuru, Inc. on October 30, 2002 is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exh. No.    Description
                  --------    -----------

                  99.1        Press Release dated October 30, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2002                NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

Exh. No. Description

99.1     Press Release dated October 30, 2002